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                                                                EXHIBIT 23.1


                        CONSENT OF INDEPENDENT AUDITORS

We consent to the reference to our firm under the caption "Experts" and to the use of our report dated February 16, 1996 in the Registration Statement (Form S-3) and related Prospectus of NeXstar Pharmaceuticals, Inc. for the registration of 2,875,000 shares of its common stock.

                                                /s/ ERNST & YOUNG LLP
                                                -------------------------
                                                ERNST & YOUNG LLP

Denver, Colorado
May 29, 1996